SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): FEBRUARY 24, 1998

                             MANSUR INDUSTRIES INC.
             (Exact name of registrant as specified in its charter)

                                     FLORIDA
                 (State or other jurisdiction of incorporation)

        000-21325                                       65-0226813
(Commission File Number)                   (I.R.S. Employer Identification No.)

      8305 N.W. 27TH STREET, SUITE 107
               MIAMI, FLORIDA                                         33122
(Address of principal executive offices)                           (Zip Code)

                                 (305) 593-8015
              (Registrant's telephone number, including area code)

                                (NOT APPLICABLE)
          (Former name or former address, if changed since last report)

                                Page 1 of 2 Pages
                             Exhibit Index at Page 2


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ITEM 5.           OTHER EVENTS.

                  On February 24, 1998, Mansur Industries Inc. (the "Registrant") consummated a private placement of $17 million aggregate principal amount of 8 1/4% Subordinated Convertible Notes Due 2003. A copy of the press release issued by the Registrant on February 25, 1998 announcing the transaction is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

        (c)     Exhibits

                  The following Exhibits are provided in accordance with the provisions of Item 601 of Regulation S-K and are filed herewith unless otherwise noted.

                                  EXHIBIT INDEX

        4.1 Form of Subordinated Convertible Note Purchase Agreement dated as of February ___, 1998 between Mansur Industries Inc. and each investor signatory.

        4.2     Form of 8 1/4% Subordinated Convertible Notes Due 2003.

        99.1    Press Release of Mansur Industries Inc. dated February 25, 1998.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             MANSUR INDUSTRIES INC.

Date:  March 3, 1998                        By:      /s/RICHARD P. SMITH
                                                -------------------------
                                                      Richard P. Smith
                                                     Chief Financial Officer

                                Page 2 of 2 Pages

                                  EXHIBIT INDEX

EXHIBIT                  DESCRIPTION
-------                  -----------
 4.1 Form of Subordinated Convertible Note Purchase Agreement dated as of February ___, 1998 between Mansur Industries Inc. and each investor signatory.

 4.2       Form of 8 1/4% Subordinated Convertible Notes Due 2003.

99.1       Press Release of Mansur Industries Inc. dated February 25, 1998.